UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 7, 2007

Date of Report (Date of earliest event reported)

Macrovision Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 7, 2007, Macrovision Corporation (“Macrovision”) and Gemstar-TV Guide International, Inc. (“Gemstar-TV Guide”) made a joint presentation to investors concerning the previously announced Agreement and Plan of Mergers, dated as of December 6, 2007, by and among Macrovision, Gemstar-TV Guide, Saturn Holding Corp, Galaxy Merger Sub, Inc. and Mars Merger Sub, Inc. A transcript of the presentation is attached hereto as Exhibit 99.1. The transcript is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the transcript.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Macrovison and Gemstar-TV Guide Joint Presentation to Investors, dated December 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macrovision Corporation
(Registrant)

Date: December 7, 2007	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel

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